for institutional clients


HIGH YIELD BOND FUND

                 PROSPECTUS
                 Class I Shares
                 November 1, 2001



                                                                [LOGO] ONE GROUP

                 The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

               --------

TABLE OF

  contents

       FUND SUMMARY: INVESTMENTS,
            RISKS AND PERFORMANCE
   One Group High Yield Bond Fund   1
                                   ---

                   MORE ABOUT THE FUND
                  Principal Investment
                            Strategies   5
                                        ---
                      Investment Risks   6
                                        ---
                     Portfolio Quality   8
                                        ---
                   Temporary Defensive
                             Positions   9
                                        ---
                    Portfolio Turnover   9
                                        ---
                Purchasing Fund Shares   10
                                        ---

   PRIVACY POLICY   11
                   ---

                 SHAREHOLDER
                 INFORMATION
               Voting Rights   13
                              ---
           Dividend Policies   13
                              ---
            Tax Treatment of
                Shareholders   13
                              ---
       Shareholder Inquiries   13
                              ---

           MANAGEMENT OF ONE GROUP MUTUAL
                                    FUNDS
                              The Advisor   14
                                           ---
                          The Sub-Advisor   14
                                           ---
                        The Fund Managers   14
                                           ---
           Banc One High Yield Partners--
           Prior Performance of Pacholder
                         Associates, Inc.   15
                                           ---

     FINANCIAL
    HIGHLIGHTS    18
                 ---
      APPENDIX
            A:
    INVESTMENT
     PRACTICES    19
                 ---

                     -------------------------------------
  ONE GROUP(R)             High Yield Bond Fund
-----------------------------------------------------------
Fund Summary: Investments, Risk & Performance

WHAT IS THE GOAL OF THE HIGH YIELD BOND FUND?
The Fund seeks a high level of current income by investing primarily in a di-versified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

WHAT ARE THE HIGH YIELD BOND FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests in all types of high-yield, high-risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock and loan participations. The Fund's investments generally will be rated below investment grade or unrated. Such securities are also known as junk bonds. The Fund's sub-advisor, Banc One High Yield Partners, LLC focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. Banc One High Yield Partners monitors investments on an ongoing basis by staying abreast of positive and negative credit developments and having regular discussions with senior management of issuers of the Fund's investments. For more information about the High Yield Bond Fund's investment strategies, please read "More About the Fund" and "Prin-cipal Investment Strategies."

WHAT IS A BOND?
A "bond" is a debt security with a maturity of ninety days or more at the time of its issuance issued by the U.S. government or its agencies and instrumental-ities, a corporation, a foreign corporation or a municipality, securities is-sued or guaranteed by a foreign government or its agencies and instrumentali-ties, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, con-vertible bonds, stripped government securities and zero coupon obligations.

WHAT IS A JUNK BOND?
A "junk bond" is a debt security that is rated below investment grade. (Junk bonds also include unrated securities that Banc One Investment Advisors or Banc One High Yield Partners believes to be of comparable quality to debt securities that are rated below investment grade.) Junk bonds are also called "high yield bonds" and "non-investment grade bonds." These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by Standard & Poor's Corporation and Ba or lower by Moody's Investors Service, Inc.). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE HIGH YIELD BOND FUND?
The main risks of investing in the High Yield Bond Fund and the circumstances likely to adversely affect your investment are described below. The share price of the High Yield Bond Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the High Yield Bond Fund. For additional information on risk, please read "In-vestment Risks."

                                       1
----

  Fund Summary             High Yield Bond Fund
---------------------------
main risks

Junk Bond Risk. The Fund's main investment strategy is to invest in securities which are considered to be speculative. These investments may be issued by com-panies which are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended as a long-term in-vestment program for investors who are able and willing to assume a high degree of risk.

Smaller Companies. As part of its high yield strategy, the Fund invests in debt securities of smaller, newer companies. These investments may be riskier than investments in larger, more established companies. Securities of smaller compa-nies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in the value of their debt secu-rities. This may cause unexpected decreases in the value of your investment in the Fund.

Sensitivity to Interest Rates and Economic Changes. The income and market value of the Fund's securities may fluctuate more than higher rated securities. Al-though non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund's investments and the Fund's net asset value may be volatile.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                       2
----

  Fund Summary             High Yield Bond Fund
---------------------------

HOW HAS THE HIGH YIELD BOND FUND PERFORMED?
By showing the variability of the High Yield Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE HIGH YIELD BOND FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [CHART]

                            3.26%           -3.53%
                           ------           ------
                            1999             2000

/1/For the period from January 1, 2001, through September 30, 2001, the Fund's total return was -0.25%.

--------------------------------------------------------------------------------
Best Quarter: 3.26% 1Q1999   Worst Quarter: -3.83% 4Q2000
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 2000/1/
--------------------------------------------------------------------------------

                                          INCEPTION           PERFORMANCE
                                      DATE OF CLASS 1 YEAR SINCE 11/13/98
-------------------------------------------------------------------------
Class I                                    11/13/98 -3.53%           .36%
-------------------------------------------------------------------------
CSFB High Yield Index/1/                            -5.21%         -1.12%
-------------------------------------------------------------------------
CSFB High Yield Index, Developed
 Countries Only/2/                                  -6.19%           *
-------------------------------------------------------------------------
Lipper High Yield Bond Fund Index/3/                -9.71%         -2.77%
-------------------------------------------------------------------------

/1/The Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index comprised of securities that are selected pri-marily on the basis of size, liquidity and diversification to be representative of the high yield bond market. The perfor-mance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the de-duction of these expenses. The CSFB High Yield Index was for-merly named the CSFB Global High Yield Index.
/2/The Credit Suisse First Boston (CSFB) High Yield Index, Devel-oped Countries Only is an unmanaged index (and a subindex of the CSFB High Yield Index) which contains only the issues of issuers from developed countries, excluding the issues of is-suers from developing countries. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these ex-penses. The CSFB High Yield Index, Developed Countries Only was formerly named CSFB Domestic Plus High Yield Index.
/3/The Lipper High Yield Bond Fund Index is an unmanaged index typically comprised of the 30 largest mutual funds aimed at high current yields from fixed income securities. These funds have no quality or maturity restrictions and tend to invest in lower grade debt issues.
* Index did not exist.


                                       3
----

  Fund Summary             High Yield Bond Fund
---------------------------

FEES AND EXPENSES

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     CLASS I
---------------------------------------------------
Investment Advisory Fees                      .75%
---------------------------------------------------
Other Expenses                                .26%
---------------------------------------------------
Total Annual Fund Operating Expenses         1.01%
---------------------------------------------------
Fee Waiver and/or Expense Reimbursement/1/   (.11%)
---------------------------------------------------
Net Expenses                                  .90%
---------------------------------------------------

/1/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .90% for Class I shares for the period beginning November 1, 2001, and ending on October 31, 2002.

EXAMPLES

--------------------------------------------------------------------------------
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

             1 YEAR/1/            3 YEARS                   5 YEARS                   10 YEARS
             ---------------------------------------------------------------------------------
                $92                $311                      $547                      $1,226
             ---------------------------------------------------------------------------------

             /1/Without contractual fee waivers, 1 Year expenses would be $103.

                                       4
----

                     ------------------------------------
  ONE GROUP(R)             More About the Fund
----------------------------------------------------------
The Fund described in this prospectus is a series of One Group Mutual Funds and is managed by Banc One Investment Advisors Corporation and sub-advised by Banc One High Yield Partners, LLC. For more information about One Group, Banc One Investment Advisors and Banc One High Yield Partners, please read "Management of One Group Mutual Funds" and the Statement of Additional Information.

Principal Investment Strategies

The One Group High Yield Bond Fund is designed to seek a high level of current income with a secondary goal of capital appreciation. The Fund's sub-advisor, Banc One High Yield Partners focuses on value in choosing securities for the Fund by using a "bottom-up" research methodology. When Banc One High Yield Partners uses a bottom-up research methodology, it looks primarily at individ-ual companies against the context of broader market factors. For each issuer, Banc One High Yield Partners performs an in-depth analysis of the issuer in-cluding, business prospects, management, capital requirements, capital struc-ture, enterprise value, and security structure and covenants. In addition, Banc One High Yield Partners monitors investments on an ongoing basis by staying abreast of positive and negative credit developments, expediting the review of the Fund's investments which are considered to be the most risky and having regular discussions with senior management of issuers of the Fund's invest-ments.

The principal investment strategy that is used to meet the Fund's investment objective is described in "Fund Summary: Investments, Risk & Performance" in the front of this prospectus. It is also described below. There can be no as-surance that the Fund will achieve its investment objective. Please note that the Fund may also use strategies that are not described below, but which are described in the Statement of Additional Information.

                   FUNDAMENTAL POLICIES

    A Fund's investment strategy may involve
    "fundamental policies". A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund.

 . As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund's net as-sets include borrowings by the Fund for investment purposes.

 . Under normal circumstances, the Fund invests at least 80% of its assets in bonds, loan participations, preferred stock, and other debt securities, which are rated below investment grade or unrated. If the Fund decides to change this strategy, shareholders will be given 60 days advance notice. The Fund may invest up to 100% of the Fund's total assets in lower rated or unrated securities.

                                       5
----

------------

 . Up to 20% of the Fund's total assets may be invested in other securities, including investment grade debt securities.

 . The Fund's average weighted maturity will ordinarily range between five and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes.

                       WHAT IS AVERAGE WEIGHTED MATURITY?

 Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund's sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to pre-payment of principal, which can shorten the average weighted maturity of the Fund's portfolio. Therefore, in the case of a Fund holding mortgage-backed securities, the average weighted maturity of the Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

Investment Risks

The risks associated with investing in the Fund are described below and in "Fund Summary: Investments, Risk & Performance" at the front of this prospectus.

fixed income securities. Investments by the Fund in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally decreases. On the other hand, if rates fall, the value of the investments generally increases. The value of the securities in the Fund, and the value of your investment in the Fund, will increase and decrease as the value of the Fund's investments increases and decreases.

high yield/junk bonds. The Fund invests in high yield securities that are unrated or rated below investment grade (commonly known as "junk bonds"). These securities are considered to be high risk investments. You should not invest in the Fund unless you are willing to assume the greater risk associated with high yield securities. These risks include the following:

 . Greater Risk of Loss. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities may be less creditworthy, highly indebted, financially distressed or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments. The Fund also may incur additional expenses in seeking recovery from the issuer.

                                       6
----

------------

 . Sensitivity to Interest Rate and Economic Changes. The income and market value of the Fund's securities may fluctuate more than higher rated secu-rities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund's investments and the Fund's net asset value may be volatile. The default rate for high yield bonds tends to be cycli-cal, with defaults rising in periods of economic downturn. Over the past two and half years and continuing on the date of this prospectus, the de-fault rate for high yield securities has significantly increased compared with prior periods.

 . Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condi-tion deteriorates, accurate financial and business information may be lim-ited or unavailable. In addition, the Fund's investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for certain of the Fund's investments, valuation of such investments is much more dependent on judg-ment than is the case with higher rated securities.

 . Liquidity. There may be no established secondary or public market for the Fund's investments. In addition, a major portion of an issue of lower-rated securities may be held by relatively few institutional purchasers at times. As a result, the Fund may be required to sell investments at sub-stantial losses or retain them indefinitely even where an issuer's finan-cial condition is deteriorating.

 . High Yield Bond Market. The market for high yield securities has expanded rapidly in recent years. This expanded market has not yet completely weathered an economic downturn. An economic downturn or an increase in in-terest rates could have a negative effect on the high yield securities market and on the market value of the high yield securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

 . Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, the Fund will not rely solely on ratings is-sued by established credit rating agencies, but will use such ratings in conjunction with Banc One Investment Advisor's or Banc One High Yield Partner's independent and ongoing review of credit quality. (Please see "Description of Ratings" in the Statement of Additional Information.) Be-cause investments in lower rated or unrated securities involve greater in-vestment risk, achievement of the Fund's investment objective will be more dependent on Banc One Investment Advisor's or Banc One High Yield Part-ners' credit analysis than would be the case if the Fund were investing in higher rated securities. The Fund may seek to hedge investments through transactions in options, futures contracts and related options. The Fund also may use swap agreements to further manage exposure to lower rated se-curities.

                                       7
----

------------

small-capitalization companies. Investments in smaller, younger companies may be riskier than investments in larger, more established companies. These compa-nies may be more vulnerable to changes in economic conditions, specific indus-try conditions, market fluctuations and other factors effecting the profitabil-ity of other companies. Because economic events may have a greater impact on smaller companies, there may be a greater and more frequent fluctuation in their stock price. This may cause frequent and unexpected increases or de-creases in the value of your investment.

derivatives. The Fund may invest in securities that may be considered to be DERIVATIVES. Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management risks.

For more information about risks associated with the types of investments that the Fund purchases, please read "Fund Summary: Investments, Risk & Perfor-mance," Appendix A and the Statement of Additional Information.

Portfolio Quality

Various rating organizations (like Standard & Poor's Corporation and Moody's Investors Service) assign ratings to securities (other than equity securities). Generally, ratings are divided into two main categories: "Investment Grade Se-curities" and "Non-Investment Grade Securities." Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Secu-rities have a high probability of making payments on such securities. Non-In-vestment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities.

Banc One High Yield Partners will look at a security's rating at the time of investment. If the securities are unrated, Banc One High Yield Partners must determine that they are of comparable quality to rated securities. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating re-duced. Banc One High Yield Partners will consider such event in determining whether the Fund should continue to the hold the security. The High Yield Bond Fund may invest in securities rated in ANY rating category.

For more information about ratings, please see "Description of Ratings" in the Statement of Additional Information.

                                       8
----

------------

Temporary Defensive Positions

To respond to unusual market conditions, the Fund may invest all or a portion of its assets in cash and CASH EQUIVALENTS for temporary defensive purposes. Investments in cash and cash equivalents may result in a lower yield than low-er-quality or longer-term investments and may prevent the Fund from meeting its investment objective.

While the Fund is engaged in a temporary defensive position, it will not be pursuing its investment objective. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

                           WHAT IS A CASH EQUIVALENT?

 Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers' acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

Portfolio Turnover

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Fund. The portfolio turnover rate for the Fund for the fiscal year ended June 30, 2001, is shown on the Financial Highlights.

                                       9
----

------------

Purchasing Fund Shares

HOW MUCH DO SHARES COST?
 .  Shares are sold at net asset value ("NAV").

 . NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class.

 . The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost which approximates market value. If market quo-tations are not readily available or if available market quotations are de-termined not to be reliable or if a security's value has been materially af-fected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company) but before the Fund's NAV is calculated, that security may be valued by another method that the Fund believes accurately reflects fair value.

 . A Fund's NAV changes every business day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes.

 . It is the responsibility of your Plan Administrator to send your purchase or redemption order to the Fund. Please contact your Plan Administrator for in-formation regarding cut-off times for purchase and redemption requests.

 . The Fund is open for business every day, other than weekends and days on which the New York Stock Exchange ("NYSE") is closed, including the follow-ing holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

HOW DO I BUY FUND SHARES?
 . Please contact your Plan Administrator for information on participating in your company's plan.

                                       10
----

                     --------------------------
  ONE GROUP(R)         Privacy Policy
------------------------------------------------
One Group Mutual Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

KEY DEFINITIONS
This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

 . Consumer -- an individual who applies for or obtains a financial product or service from One Group Mutual Funds for personal, family or household purposes, including individuals who don't have a continuing relationship with One Group Mutual Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representa-tives, but do not invest in One Group Mutual Funds.

 . Customer -- a consumer who has a continuing relationship with One Group
   Mutual Funds through record ownership of fund shares.

 . Nonpublic personal information -- any personally identifiable financial information about a consumer that is obtained by One Group Mutual Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory list-ing is an example of public information.

COLLECTION OF NONPUBLIC PERSONAL INFORMATION
We collect information to service your account, to protect you from fraud and to make available products and services that may be of interest to you. We col-lect nonpublic personal information about you from the following sources:

 . Information we receive from you on applications or other forms, on our website or through other means;

 . Information we receive from you through transactions, correspondence and other communications with us; and

 . Information we otherwise obtain from you in connection with providing you a financial product or service.

INFORMATION SHARING WITH NON-AFFILIATED THIRD PARTIES
We do not share any nonpublic personal information about our customers or for-mer customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to compa-

                                       11
----

------------
nies who help us maintain and service your account. For instance, we will share information with the transfer agent for One Group Mutual Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas or as described in the following section.

INFORMATION SHARING WITH JOINT MARKETERS
We also may share the information described above in COLLECTION OF NONPUBLIC PERSONAL INFORMATION with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint mar-keting agreements. However, we only provide information about you to that bro-ker-dealer or financial intermediary from whom you purchased your One Group shares. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

CHILDREN'S ONLINE PRIVACY ACT DISCLOSURE
From our website, One Group Mutual Funds does not knowingly collect or use per-sonal information from children under the age of 13 without obtaining verifi-able consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

SECURITY
For your protection, One Group Mutual Funds maintains security standards and procedures that we continually update to safeguard against unauthorized disclo-sure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

ONE GROUP MUTUAL FUNDS' PRIVACY COMMITMENT
One Group Mutual Funds is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.onegroup.com.

                                       12
----

                     -----------------------------------------
  ONE GROUP(R)             Shareholder Information
---------------------------------------------------------------
Voting Rights

The Fund does not hold annual shareholder meetings, but may hold special meet-ings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment ad-visory contract.

The Fund, and each class of shares within each Fund, votes separately on mat-ters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

Dividend Policies

dividends. The Fund generally declares dividends on the last business day of each month. Dividends are distributed on the first business day of the next month after they are declared.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment.

dividend reinvestment. You automatically will receive all income dividends and capital gains distributions in additional shares of the same Fund and class. The value of the shares distributed is the NAV determined immediately following the dividend record date.

Tax Treatment of Shareholders

TAXATION OF DISTRIBUTIONS
The Fund will distribute substantially all of its net investment income (in-cluding, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis.

TAXATION OF RETIREMENT PLANS
Distributions by the Fund to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or indi-vidual. If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of mak-ing such an investment.

Shareholder Inquiries

If you have any questions or need additional information, please contact your Plan Administrator.

                                       13
----

                     ------------------------------------------
  ONE GROUP(R)             Management of
--------------------------
                           One Group Mutual Funds

The Advisor

Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. Banc One Investment Advisors performs its responsibilities subject to the su-pervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable and retirement accounts. As of June 30, 2001, Banc One Investment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $132 billion in assets.

The Sub-Advisor

Banc One High Yield Partners, LLC (1111 Polaris Parkway, P.O. Box 710211, Co-lumbus, Ohio 43271-0211), is the sub-advisor to the High Yield Bond Fund. Banc One High Yield Partners was formed in June 1998 to provide investment advisory services related to high-yield, high-risk investments to the High Yield Bond Fund and other advisory clients. Banc One High Yield Partners is controlled by Banc One Investment Advisors and Pacholder Associates, Inc. As of June 30, 2001, Banc One High Yield Partners had approximately $520 million in assets un-der management.

Advisory Fees

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each year. For the most recent fiscal year, the Fund paid advisory fees at the following rate:

--------------------------------------------------------------------------------

                                            ANNUAL RATE
                                          AS PERCENTAGE OF
FUND                                  AVERAGE DAILY NET ASSETS
One Group(R) High Yield Bond Fund/1/            .63%
--------------------------------------------------------------

/1/Includes fees paid by Banc One Investment Advisors to Banc One High Yield
  Partners, the sub-advisor to the High Yield Bond Fund.

The Fund Managers

The Fund is managed by a team, which includes Fund managers and research ana-lysts. The Fund managers work together to establish general duration, sector and yield curve strategies for the Fund. Each team member makes recommendations about securities to be purchased and sold in the Fund. The research analysts provide individual security and sector recommendations regarding their area of focus, while the Fund managers select and allocate individual securities in a manner designed to meet the investment objectives of the Fund.

                                       14
----

------------

Banc One High Yield Partners -- Prior Performance of Pacholder Associates, Inc.

Banc One High Yield Partners was formed as a limited liability company under an agreement between Banc One Investment Advisors and Pacholder Associates, Inc. Under the Agreement, Pacholder is responsible for providing portfolio manage-ment services on behalf of Banc One High Yield Partners. Pacholder is also re-sponsible for advising the Pacholder High Yield Fund, Inc. (formerly known as the Pacholder Fund, Inc.), a closed-end fund through a limited liability com-pany known as Pacholder & Company, LLC./1/

The following table shows historical performance of the Pacholder High Yield Fund, a fund with substantially similar investment objectives, policies, strat-egies and risks to the High Yield Bond Fund as measured against specified mar-ket indices. The information for the Pacholder High Yield Fund is provided to show the past performance of Pacholder in managing a substantially similar fund. This information does not represent the performance of the High Yield Bond Fund. You should not consider this performance data as an indication of future performance of the High Yield Bond Fund or the Pacholder High Yield Fund. The first column shows the performance of the High Yield Bond Fund for the period from November 13, 1998, through September 30, 2001.

With the exception of 1995, 1998, and 2000, the expense ratio of the Pacholder High Yield Fund has been higher than the expense ratio of the High Yield Bond Fund. The expense ratio has an impact on the total return that shareholders in the fund would realize. Unlike the High Yield Bond Fund, the Pacholder High Yield Fund pays a performance based investment advisory fee. With the exception of investment advisory fees paid in 1991, 1995, 1998, and 2000, the Pacholder High Yield Fund's investment advisory fees have been higher than the contrac-tual advisory fees of the High Yield Bond Fund.

Unlike the High Yield Bond Fund, the Pacholder High Yield Fund is a closed-end fund that has issued both common and preferred stock. Holders of preferred stock in the Pacholder Fund are entitled to dividend distributions before hold-ers of common stock. The first column shows the return of the High Yield Bond Fund. The second column shows the NAV return realized by holders of common shares in the Pacholder High Yield Fund after distributions were made to pre-ferred shareholders. The third column shows the NAV return that would have been realized if preferred shares had not been issued. The fourth and fifth columns compare the performance of the Pacholder High Yield Fund to specified market indices.

/1/Prior to August 21, 1998, Pacholder was responsible for advising the Pacholder Fund through a partnership known as Pacholder & Company.

                                       15
----

------------

Historical Performance/1/

--------------------------------------------------------------------------------

                                      PACHOLDER HIGH YIELD FUND
                                    -------------------------------
                                                     TOTAL RETURN                    CREDIT SUISSE
                                                       ASSUMING                      FIRST BOSTON
                                                     COMMON STOCK                      HIGH YIELD
                                       COMMON      IS NOT LEVERAGED   CREDIT SUISSE     INDEX,
                       ONE GROUP    SHAREHOLDER'S  THROUGH ISSUANCE   FIRST BOSTON     DEVELOPED
                       HIGH YIELD   RETURN BASED     OF PREFERRED      HIGH YIELD      COUNTRIES
                       BOND FUND      ON NAV/2/        STOCK/3/         INDEX/4/        ONLY/5/
--------------------------------------------------------------------------------------------------
1989/6/                                     NA              NA               NA             NA
--------------------------------------------------------------------------------------------------
1990                                    -0.87%          -0.87%/2/,/7/    -6.38%              *
--------------------------------------------------------------------------------------------------
1991                                    36.71%          36.71%/2/,/7/    43.75%              *
--------------------------------------------------------------------------------------------------
1992                                    18.78%          19.38%           16.66%              *
--------------------------------------------------------------------------------------------------
1993                                    20.27%          18.40%           18.91%              *
--------------------------------------------------------------------------------------------------
1994                                     0.72%           2.21%           -0.97%              *
--------------------------------------------------------------------------------------------------
1995                                    10.68%          10.41%           17.38%              *
--------------------------------------------------------------------------------------------------
1996                                    20.40%          16.63%           12.42%              *
--------------------------------------------------------------------------------------------------
1997                                    15.44%          12.00%           12.63%              *
--------------------------------------------------------------------------------------------------
1998                                    -3.19%          -0.45%            0.58%              *
--------------------------------------------------------------------------------------------------
1998/8/                   1.13%                                                              *
--------------------------------------------------------------------------------------------------
1999                      3.26%/9/       2.56%           3.77%            3.28%          2.26%
--------------------------------------------------------------------------------------------------
2000                     -3.53%/9/     -14.48%          -6.75%           -5.21%         -6.19%
--------------------------------------------------------------------------------------------------
2001                     -0.25%/10/    -14.50%/11/      -3.20%/11/        0.14%/11/      0.22%/11/
--------------------------------------------------------------------------------------------------
1 YR Average Annual
 Return/12/                            -24.08%          -9.24%           -4.93%         -5.08%
--------------------------------------------------------------------------------------------------
3 YR Average Annual
 Return/12/                             -8.05%          -1.15%            0.24%              *
--------------------------------------------------------------------------------------------------
5 YR Average Annual
 Return/12/                             -2.33%           2.01%            3.00%              *
--------------------------------------------------------------------------------------------------
Average Annual Return
 since 1990/6/,/12/                      6.85%           8.42%            8.85%              *
--------------------------------------------------------------------------------------------------

/1/Performance information is provided net of expenses. The net investment per-formance represents total return, assuming reinvestment of all dividends and proceeds from capital transactions.
/2/Return to holders of common shares of the Pacholder High Yield Fund after distribution of dividends to preferred shareholders. Performance was derived using the method for calculating the total return of a closed-end fund as re-quired by SEC Form N-2. The returns through December 31, 2000, were audited by the Pacholder High Yield Fund's independent auditor in conjunction with the audit of the Pacholder High Yield Fund. As a closed-end fund, the Pacholder High Yield Fund is not required to redeem shares. As a result, it may be fully invested, hold more illiquid securities, and have a greater po-tential for gain or loss than the High Yield Bond Fund.
/3/Adjusts total return to show what shareholders would have received if the Pacholder High Yield Fund's common stock was not leveraged through the issu-ance of preferred stock. Assumes no distribution of dividends to preferred shareholders and that all shareholders in the Pacholder High Yield Fund hold common stock.
/4/The Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index comprised of securities that are selected primarily on the basis of size, li-quidity and diversification to be representative of the high yield bond mar-ket. The CSFB High Yield Index was formerly named the CSFB Global High Yield Index. The benchmark index for the Pacholder High Yield Fund changed from the CSFB First Boston Global High Yield Index to the Credit Suisse First Boston
  (CSFB) High Yield Index, Developed Countries Only in order to better reflect the investment policies of the Fund for comparison purposes.

                                       16
----

------------
/5/The Credit Suisse First Boston (CSFB) High Yield Index, Developed Countries
  Only is an unmanaged index (and a subindex of the CSFB High Yield Index) which contains only the issuer of issuers from developed countries, excluding the issues of issuers from developing countries. The CSFB High Yield Index, Developed Countries Only was formerly named the CSFB Domestic Plus High Yield Index.
/6/The Pacholder High Yield Fund commenced operation on November 23, 1988. How-ever, the Pacholder High Yield Fund was not managed with substantially simi-lar investment objectives to the High Yield Bond Fund in 1988 and 1989. Be-ginning in the first quarter of 1990, the Pacholder High Yield Fund was man-aged with substantially similar investment objectives to the High Yield Bond Fund.
/7/No preferred stock was issued prior to April 6, 1992.
/8/For the period from November 13, 1998, through December 31, 1998. Returns have not been annualized. Class I shares only.
/9/Class I shares only.
/10/For the period from January 1, 2001, through September 30, 2001. Returns have not been annualized. Class I shares only.
/11/For the period from January 1, 2001, through September 30, 2001. Returns have not been annualized.
/12/Through September 30, 2001.
* Index did not exist.

                                       17
----

                     ----------------------------------------------
  ONE GROUP(R)             Financial Highlights
-------------------------------------------------------------------

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). The information for the Fund has been audited by PricewaterhouseCoopers LLP. PricewaterhouseCoopers' report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                               YEAR ENDED        NOVEMBER 13,
                                                JUNE 30,           1998 TO
HIGH YIELD BOND FUND                        ------------------     JUNE 30,
CLASS I                                       2001      2000       1999(A)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $8.90     $9.87       $10.00
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income                          0.86      0.89         0.51
 Net realized and unrealized gains (losses)
  from investments                             (0.70)    (0.97)       (0.13)
-------------------------------------------------------------------------------
Total from Investment Activities                0.16     (0.08)        0.38
-------------------------------------------------------------------------------
Distributions:
 Net investment income                         (0.86)    (0.89)       (0.51)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $8.20     $8.90        $9.87
-------------------------------------------------------------------------------
Total Return                                    1.89%    (0.75)%       3.80%(b)

RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)          $349,396  $218,780     $137,433
 Ratio of expenses to average net assets        0.89%     0.88%        0.89%(c)
 Ratio of net investment income to average
  net assets                                   10.18%     9.63%        8.48%(c)
 Ratio of expenses to average net assets*       0.89%     0.93%        1.18%(c)
 Portfolio turnover(d)                         29.98%    35.14%       28.02%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issuedp.

                                       18
----

  ONE GROUP(R)             Appendix A
----------------------------------------------
Investment Practices

The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Fund, as well as the risks inherent in their use. Fixed income securities are primarily in-fluenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

                                                                        RISK
INSTRUMENT                                                              TYPE
-------------------------------------------------------------------------------
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES.     Market
-------------------------------------------------------------------------------
Treasury Receipts: TRs, TIGRs and CATS.                               Market
-------------------------------------------------------------------------------
U.S. Government Agency Securities: Securities issued by agencies and  Market instrumentalities of the U.S. government. These include all types of  Credit securities issued by Ginnie Mae, Fannie Mae and Freddie Mac
including funding notes and subordinated benchmark notes.
-------------------------------------------------------------------------------
Certificates of Deposit: Negotiable instruments with a stated         Market
maturity.                                                             Credit
                                                                      Liquidity
-------------------------------------------------------------------------------
Time Deposits: Non-negotiable receipts issued by a bank in exchange   Liquidity
for the deposit of funds.                                             Credit
                                                                      Market
-------------------------------------------------------------------------------
Repurchase Agreements: The purchase of a security and the             Credit
simultaneous commitment to return the security to the seller at an    Market
agreed upon price on an agreed upon date. This is treated as a loan.  Liquidity
-------------------------------------------------------------------------------
Reverse Repurchase Agreements: The sale of a security and the         Market
simultaneous commitment to buy the security back at an agreed upon    Leverage
price on an agreed upon date. This is treated as a borrowing by a
Fund.
-------------------------------------------------------------------------------
Securities Lending: The lending of up to 33 1/3% of the Fund's total  Credit
assets. In return, the Fund will receive cash, other securities       Market
and/or letters of credit as collateral.                               Leverage
-------------------------------------------------------------------------------

                                       19
----

------------

                                                                        RISK
INSTRUMENT                                                              TYPE
-------------------------------------------------------------------------------
When-Issued Securities and Forward Commitments: Purchase or          Market
contract to purchase securities at a fixed price for delivery at a   Leverage
future date.                                                         Liquidity
                                                                     Credit
-------------------------------------------------------------------------------
Investment Company Securities: Shares of other mutual funds,         Market
including One Group money market funds and shares of other money market funds for which Banc One Investment Advisors or its
affiliates serve as investment advisor or administrator. Banc One
Investment Advisors will waive certain fees when investing in funds for which it serves as investment advisor.
-------------------------------------------------------------------------------
Convertible Securities: Bonds or preferred stock that can convert    Market
to common stock.                                                     Credit
-------------------------------------------------------------------------------
Call and Put Options: A call option gives the buyer the right to     Management
buy, and obligates the seller of the option to sell, a security at   Liquidity
a specified price at a future date. A put option gives the buyer     Credit
the right to sell, and obligates the seller of the option to buy, a  Market
security at a specified price at a future date. The Fund will sell   Leverage
covered call and secured put options.
-------------------------------------------------------------------------------
Futures and Related Options: A contract providing for the future     Management
sale and purchase of a specified amount of a specified security,     Market
class of securities, or an index at a specified time in the future   Credit
and at a specified price.                                            Liquidity
                                                                     Leverage
-------------------------------------------------------------------------------
Real Estate Investment Trusts ("REITs"): Pooled investment vehicles  Liquidity
which invest primarily in income-producing real estate or real       Management
estate related loans or interest.                                    Market
                                                                     Regulatory
                                                                     Tax
                                                                     Prepayment
-------------------------------------------------------------------------------
Bankers' Acceptances: Bills of exchange or time drafts drawn on and  Credit
accepted by a commercial bank. Maturities are generally six months   Liquidity
or less.                                                             Market
-------------------------------------------------------------------------------

                                       20
----

------------

                                                                        RISK
INSTRUMENT                                                              TYPE
-------------------------------------------------------------------------------
Commercial Paper: Secured and unsecured short-term promissory notes  Credit
issued by corporations and other entities. Maturities generally      Liquidity
vary from a few days to nine months.                                 Market
-------------------------------------------------------------------------------
Foreign Securities: Securities issued by foreign companies, as well  Market
as commercial paper of foreign issuers and obligations of foreign    Political
banks, overseas branches of U.S. banks and supranational entities.   Liquidity
                                                                     Foreign
                                                                     Investment
-------------------------------------------------------------------------------
Restricted Securities: Securities not registered under the           Liquidity
Securities Act of 1933, such as privately placed commercial paper    Market
and Rule 144A securities.                                            Credit
-------------------------------------------------------------------------------
Variable and Floating Rate Instruments: Obligations with interest    Credit
rates which are reset daily, weekly, quarterly or some other period  Liquidity
and which may be payable to the Fund on demand.                      Market
-------------------------------------------------------------------------------
Warrants: Securities, typically issued with preferred stocks or      Market
bonds, that give the holder the right to buy a proportionate amount  Credit of common stock at a specified price.
-------------------------------------------------------------------------------
Preferred Stock: A class of stock that generally pays a dividend at  Market a specified rate and has preference over common stock in the payment of dividends and in liquidation.
-------------------------------------------------------------------------------
Mortgage-Backed Securities: Debt obligations secured by real estate  Prepayment
loans and pools of loans. These include collateralized mortgage      Market
obligations ("CMOs"), and Real Estate Mortgage Investment Conduits   Credit
("REMICs").                                                          Regulatory
-------------------------------------------------------------------------------
Corporate Debt Securities: Corporate bonds and non-convertible debt  Market
securities.                                                          Credit
-------------------------------------------------------------------------------
Demand Features: Securities that are subject to puts and standby     Market
commitments to purchase the securities at a fixed price (usually     Liquidity
with accrued interest) within a fixed period of time following       Management
demand by a Fund.
-------------------------------------------------------------------------------

                                       21
----

------------

                                                                        RISK
INSTRUMENT                                                              TYPE
-------------------------------------------------------------------------------
Asset-Backed Securities: Securities secured by company receivables,  Prepayment
home equity loans, truck and auto loans, leases, credit card         Market
receivables and other securities backed by other types of            Credit
receivables or other assets.                                         Regulatory
-------------------------------------------------------------------------------
Mortgage Dollar Rolls: A transaction in which a Fund sells           Prepayment
securities for delivery in a current month and simultaneously        Market
contracts with the same party to repurchase similar but not          Regulatory
identical securities on a specified future date.
-------------------------------------------------------------------------------
Adjustable Rate Mortgage Loans ("ARMs"): Loans in a mortgage pool    Prepayment
which provide for a fixed initial mortgage interest rate for a       Market
specified period of time, after which the rate may be subject to     Credit
periodic adjustments.                                                Regulatory
-------------------------------------------------------------------------------
Swaps, Caps and Floors: A Fund may enter into these transactions to  Management
manage its exposure to changing interest rates and other factors.    Credit
Swaps involve an exchange of obligations by two parties. Caps and    Liquidity
floors entitle a purchaser to a principal amount from the seller of  Market the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount.
-------------------------------------------------------------------------------
New Financial Products: New options and futures contracts and other  Management financial products continue to be developed and the Fund may invest  Credit
in such options, contracts and products.                             Market
                                                                     Liquidity
-------------------------------------------------------------------------------
Structured Instruments: Debt securities issued by agencies and       Market
instrumentalities of the U.S. government, banks, municipalities,     Liquidity
corporations and other businesses whose interest and/or principal    Management
payments are indexed to foreign currency exchange rates, interest    Credit
rates or one or more other referenced indices.                       Foreign
                                                                     Investment
-------------------------------------------------------------------------------

                                       22
----

------------

                                                                       RISK
INSTRUMENT                                                             TYPE
-------------------------------------------------------------------------------
Municipal Bonds: Securities issued by a state or political          Market
subdivision to obtain funds for various public purposes. Municipal  Credit
bonds include private activity bonds and industrial development     Political
bonds, as well as General Obligation Notes, Tax Anticipation        Tax
Notes, Bond Anticipation Notes, Revenue Anticipation Notes,         Regulatory
Project Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
-------------------------------------------------------------------------------
Zero Coupon Debt Securities: Bonds and other debt that pay no       Credit
interest, but are issued at a discount from their value at          Market
maturity. When held to maturity, their entire return equals the     Zero Coupon
difference between their issue price and their maturity value.
-------------------------------------------------------------------------------
Zero-Fixed-Coupon Debt Securities: Zero coupon debt securities      Credit
which convert on a specified date to interest bearing debt          Market
securities.                                                         Zero Coupon
-------------------------------------------------------------------------------
Stripped Mortgage-Backed Securities: Derivative multi-class         Prepayment
mortgage securities usually structured with two classes of shares   Market
that receive different proportions of the interest and principal    Credit
from a pool of mortgage-backed obligations. These include IOs and   Regulatory
POs.
-------------------------------------------------------------------------------
Inverse Floating Rate Instruments: Floating rate debt instruments   Market
with interest rates that reset in the opposite direction from the   Leverage
market rate of interest to which the inverse floater is indexed.    Credit
-------------------------------------------------------------------------------
Loan Participations and Assignments: Participations in, or          Credit
assignments of all or a portion of loans to corporations or to      Political
governments, including governments of the less developed countries  Liquidity
("LDCs").                                                           Foreign
                                                                    Investment
                                                                    Market
-------------------------------------------------------------------------------
Fixed Rate Mortgage Loans: Investments in fixed rate mortgage       Credit
loans or mortgage pools which bear simple interest at fixed annual  Prepayment
rates and have short- to long-term final maturities.                Regulatory
                                                                    Market
-------------------------------------------------------------------------------

                                       23
----

------------

                                                                        RISK
INSTRUMENT                                                              TYPE
-------------------------------------------------------------------------------
Short-Term Funding Agreements: Agreements issued by banks and highly  Credit
rated U.S. insurance companies such as Guaranteed Investment          Liquidity
Contracts ("GICs") and Bank Investment Contracts ("BICs").            Market
-------------------------------------------------------------------------------
Common Stock: Shares of ownership of a company.                       Market
-------------------------------------------------------------------------------

                                       24
----

------------
Investment Risks

Below is a more complete discussion of the types of risks inherent in the secu-rities and investment techniques listed above. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others.

 . Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obli-gation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

 . Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is of-ten associated with investments in derivatives, but also may be embedded di-rectly in the characteristics of other securities.

 Hedged. When a derivative (a security whose value is based on another secu-rity or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and un-derlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

 Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

 . Liquidity Risk. The risk that certain securities may be difficult or impossi-ble to sell at the time and the price that would normally prevail in the mar-ket. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

 . Management Risk. The risk that a strategy used by a Fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

 . Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a se-curity to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, in-dustry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing mar-ket rates. For fixed income securities, market risk is largely, but not ex-clusively, influenced by changes in

                                       25
----

------------
  interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key infor-mation about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

 . Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes and governmental collapse and war.

 . Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

 . Prepayment Risk. The risk that the principal repayment of a security will oc-cur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than ex-pected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline.
  When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

 . Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of out-standing securities.

 . Regulatory Risk. The risk associated with federal and state laws that may re-strict the remedies that a lender has when a borrower defaults on loans.
  These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restric-tions on "due on sale" clauses and state usury laws.

 . Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by in-terest rate changes. These securities tend to be more volatile than securi-ties that pay interest periodically.

                                       26
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If you want more information about the Fund, the following documents are free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed in-formation about the Fund and is incorporated into this prospectus by reference.

HOW CAN I GET MORE INFORMATION? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Fund by contacting your Plan Administrator.

You can also review and copy the Fund's reports and the SAI at the Public Ref-erence Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Fund from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information also may be obtained, after paying a copying charge, at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Wash-ington, D.C. 20549-6009.

(Investment Company Act File No. 811-4236)


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